UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 April 29, 2000
                     (AMENDING REPORT OF FEBRUARY 25, 2000)

                              --------------------


                         E-NET FINANCIAL.COM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      NEVADA                      0-24512                        84-1273503
 (STATE OR OTHER                (COMMISSION                    (IRS EMPLOYER
  JURISDICTION                  FILE NUMBER)                 IDENTIFICATION NO.)
OF INCORPORATION)

              3200 BRISTOL STREET, SUITE 710, COSTA MESA, CA 92626
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (714) 557-2222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On or about February 11, 2000, e-Net Financial.Com Corporation ("e-Net") acquired Loan Net Mortgage, Inc. ("Loan Net") a Kentucky corporation. This report, as amended, includes the audited financial statements of Loan Net. The purchase price consisted of 250,000 shares of e-Net common stock valued at $1,920,477, plus acquisition costs of $13,000. The excess of cost over the fair market value of the assets acquired, amounting to $1,741,725 was allocated to goodwill. Management expects to amortize goodwill over a period of 10 years.

The pro forma financial data of the Loan Net acquisition would not be meaningful without the effects of the American Residential Funding, Inc. ("AMRES") acquisition completed on April 12, 2000. Effective April 12, 2000, e-Net changed its basis of accounting.

Management will include the pro forma effects of the acquisition of Loan Net and AMRES in e-Net's Form 8-K/A to be filed in connection with the acquisition of AMRES. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date the AMRES Form 8-K is required to be filed.

ITEM 7. FINANCIAL STATEMENTS OR EXHIBITS

(a) Financial Statements of Business Acquired.

     (1)  Loan Net Mortgage, Inc.

          Audited Financial Statements as of February 15, 2000 and for the period from inception, December 16, 1999, through February 15, 2000.

                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report................................................F-2

Financial Statements:

     Balance Sheet as of February 15, 2000..................................F-3

     Statement of Operations for the period from December 16, 1999
     (Inception) to February 15,
     2000...................................................................F-4

     Statement of Stockholders' Equity for the period from December 16,
     1999 (Inception) to February 15,
     2000...................................................................F-5

     Statement of Cash Flows for the period from December 16, 1999
     (Inception) to February 15,
     2000...................................................................F-6

     Notes to Financial Statements..........................................F-7

                          Independent Auditors' Report


Board of Directors
LoanNet Mortgage, Inc.

We have audited the accompanying balance sheet of LoanNet Mortgage, Inc., (the "Company") as of February 15, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period from December 16, 1999 (Inception) to February 15, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LoanNet Mortgage, Inc. as of February 15, 2000, and the results of their operations and their cash flows for the period from December 16, 1999 (Inception) to February 15, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred operating losses, has a deficit of working capital and tangible net worth, and other adverse financial indicators. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Irvine, California
April 27, 2000                             /s/ McKennon, Wilson & Morgan LLP
                                           ---------------------------------
                                           McKennon, Wilson & Morgan LLP

                             LOANNET MORTGAGE, INC.

                                  BALANCE SHEET

                                FEBRUARY 15, 2000


                                     ASSETS
Current assets:
     Cash                                                             $ 150,439
     Due from related party                                              13,000
                                                                      ---------
         Total current assets                                           163,439

Property and equipment, net                                              84,089
                                                                      ---------
                                                                      $ 247,528
                                                                      =========

                       LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                    10,400
     Accrued expenses                                                    45,376
         Total current liabilities                                       55,776

Stockholders' equity:
   Preferred stock, no par value; 400 shares
     authorized; 400 shares issued and outstanding                      100,000
     Common stock, no par value; 1,600
     shares authorized; 1,600 issued and outstanding                    134,543
   Accumulated deficit                                                  (42,791)

         Total stockholders' equity                                     191,752
                                                                      ---------
                                                                      $ 247,528
                                                                      =========



    The accompanying notes are an integral part of these financial statements

                             LOANNET MORTGAGE, INC.

                             STATEMENT OF OPERATIONS

                FOR THE PERIOD FROM DECEMBER 16, 1999 (INCEPTION)
                              TO FEBRUARY 15, 2000


Net revenues                                                           $   --
                                                                       --------

Operating expenses-
   Selling, general and administrative                                   42,791

         Net loss                                                      $(42,791)
                                                                       ========






    The accompanying notes are an integral part of these financial statements



                                       LOANNET MORTGAGE, INC.

                                  STATEMENT OF STOCKHOLDERS' EQUITY

                          FOR THE PERIOD FROM DECEMBER 16, 1999 (INCEPTION)
                                        TO FEBRUARY 15, 2000


                                 Preferred Stock          Common Stock
                             ----------------------   ---------------------  Accumulated
                                Shares      Amount      Shares      Amount     Deficit       Total
                                ------      ------      ------      ------     -------       -----
Common stock issued to
 founders                          --     $    --           614   $  50,454   $    --      $  50,454

Preferred stock issued to
 officer                            400   $ 100,000        --          --          --        100,000

Common stock issued for
 acquisition of property
 and equipment                     --          --           986      84,089        --         84,089

Net loss                           --          --          --          --       (42,791)     (42,791)
                              ---------   ---------   ---------   ---------   ---------    ---------

Balances, February 15, 2000         400   $ 100,000       1,600   $ 134,543   $ (42,791)   $ 191,752
                              =========   =========   =========   =========   =========    =========









              The accompanying notes are an integral part of these financial statements

                                                 F-5

                             LOANNET MORTGAGE, INC.

                             STATEMENT OF CASH FLOWS

                FOR THE PERIOD FROM DECEMBER 16, 1999 (INCEPTION)
                              TO FEBRUARY 15, 2000



Cash flows from operating activities:
   Net loss                                                           $ (42,791)
   Adjustments to reconcile net loss to net cash
     provided by operating activities:
     Depreciation                                                          --
   Changes in operating assets and liabilities:
     Accounts payable                                                    10,400
     Accrued expenses                                                    45,376

         Net cash provided by operating activities                       12,985
                                                                      ---------

Cash flows used in investing activities-
   Due from related party                                               (13,000)

Cash flows from financing activities:
   Issuance of common stock                                              50,454
   Issuance of preferred stock                                          100,000

         Net cash provided by financing activities                      150,454
                                                                      ---------

   Net increase in cash                                                 150,439
   Cash at beginning of period                                             --

   Cash at end of period                                              $ 150,439
                                                                      =========

Non Cash Financing Activities-
   Stock issued for property and equipment                            $  84,089
                                                                      =========





    The accompanying notes are an integral part of these financial statements

Note 1 - Organization
---------------------

LoanNet Mortgage, Inc. (the "Company") was incorporated in the state of Kentucky on December 16, 1999 ("Inception"). The Company originates mortgage loans primarily to residential customers through a network of three branch offices located in the United States.

On February 14, 2000, the Company was acquired by e-Net Financial.com Corp. ("e-Net") for 250,000 shares of e-Net common stock for all the issued and outstanding capital stock of the Company. e-Net is a publicly-held company acquiring assets in the residential mortgage service industry. e-Net had minimal operations at the date of acquisition.

On February 15, 2000, the Company was capitalized and began operations.

Note 2 - Summary of Significant Accounting Policies
---------------------------------------------------

Basis of Presentation

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has been recently formed, has limited operating history, and requires substantial funds for its operational activities and sales efforts. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management is seeking financing from e-Net through a private placement of e-Net's common stock. There are no assurances that funds will be available to execute the Company's operating plan or that future collaborative arrangements will be consummated. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Fiscal Year End

The Company has elected an April 30 year end for financial and income tax reporting purposes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include, but are not limited to, the allowance for losses on uncollectible accounts receivable, and the impairment of long-lived assets.

Impairment of Long-Lived Assets

The Company accounts for impairment of long-lived assets under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected

--------------------------------------------------------------

to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Property and Equipment

Property and equipment are depreciated over their estimated useful lives using the straight-line method over three to seven years. Additions and betterments are capitalized. The cost of maintenance and repairs is charged to expense as incurred. When depreciable property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The Company periodically reviews the value of its property and equipment for impairment whenever events or changes in circumstances indicate that the book value of an asset may not be recoverable. An impairment loss would be recognized whenever the review demonstrates that the future undiscounted net cash flows expected to be generated by an asset from its use and eventual deposition are less than the carrying amount of the asset. Management believes no permanent impairment has occurred.

Revenue recognition

The Company expects to generate revenue through commissioned broker transactions. Revenue will be recorded upon the close of escrow and collectibility is certain.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes," whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between bases used for financial reporting and income tax reporting purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," defines a fair value based method of accounting for stock-based compensation. However, SFAS No. 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting method of APB No. 25 must make pro forma disclosures of net income (loss) and earnings (loss) per share, as if the fair value method of accounting defined in SFAS No. 123 had been applied. Through February 15, 2000, the Company had no employee stock options outstanding.

--------------------------------------------------------------

Reporting Comprehensive Income

In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting the components of comprehensive income and requires that all items that are required to be recognized under accounting standards as components of comprehensive income be included in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income includes net income (loss), as well as certain non-shareholder items that are reported directly within a separate component of stockholders' equity and bypass net income (loss). The Company had adopted the provisions of this statement during the current fiscal year, with no impact on the accompanying financial statements.

Disclosures about Segments of an Enterprise and Related Information

In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." The provisions of this statement require disclosures of financial and descriptive information about an enterprise's operating segments in annual and interim financial reports issued to stockholders. The statement defines an operating segment as a component of an enterprise that engages in business activities that generate revenue and incur expense, whose operating results are reviewed by the chief operating decision-maker in the determination of resource allocation and assessing performance, and for which discrete financial information is available. The Company has adopted the provisions of this statement in 1999 with no impact on the accompanying financial statements.

Accounting for Derivative Instruments and Hedging Activities

In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Accordingly, the Company will adopt SFAS No. 133 beginning on January 1, 2001. SFAS No. 133 establishes standards for the accounting and reporting of derivative instruments and hedging activities, including certain derivative instruments embedded in other contracts. Under SFAS No. 133, entities are required to carry all derivative instruments at fair value on their balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging activity and the underlying purpose for it. The Company does not believe that the adoption of SFAS No. 133 will have a significant impact on the Company's financial statements or related disclosures.

Note 3 - Property and Equipment
-------------------------------

Property and equipment consists of the following at February 15, 2000:

                   Furniture and fixtures          $ 52,233
                   Equipment                         31,856
                   Less accumulated depreciation      (--)
                                                   --------

                                                   $ 84,089
                                                   ========

Note 4 - Stockholders' equity
-----------------------------

Preferred Stock

On December 16, 1999, the Company's board of directors and shareholders approved the issuance of 400 shares of preferred stock. On February 9, 2000, the Company issued 400 shares of such preferred stock. On February 14, 2000, such shares were acquired by e-Net and will be cancelled by e-Net. The preferred stock had a non-cumulative preferred annual dividend of 8.0%, payable on a quarterly basis and before any payments of dividends of common stock. Additionally, the Company held the right to redeem the preferred stock at any time for $250 per share. Upon the liquidation or dissolution of the Company the holders of preferred stock were entitled to receive $250 per share, plus any accrued but unpaid dividends. There were no voting rights associated with the preferred stock.

Common Stock

On December 16, 1999 the Company's founders authorized 1,600 shares of common stock. On December 23, 1999 the Company's founders issued themselves 614 shares of common stock for $50,454 in cash. Common stock had rights and privileges of voting, dividend participation, among others. Each common share represents one vote.

On February 15, 2000, the Company acquired property and equipment, consisting primarily of furniture, computer equipment and software through the issuance of 986 shares of common stock. The assets acquired at fair value amounted to $84,089.

Note 5 - Provision for Income Taxes
-----------------------------------

The Company's net deferred tax assets at February 15, 2000, consist of net operating loss carryforwards for federal and state income tax reporting amounting to approximately $43,000. At February 15, 2000, the Company provided a 100% valuation allowance for these net operating loss carryforwards totaling approximately $16,000. The Company's net operating loss carryforwards will begin to expire in 2019 and 2004 for federal and state income tax purposes, respectively. The Company recorded no benefit for income taxes during the periods presented.

The difference between the tax benefit assuming a Federal income tax rate of 34% and amounts recorded in the financial statements of zero percent is the result of the Company recording a 100% valuation allowance for its deferred tax assets.

Note 6 - Related Party Transactions
-----------------------------------

The Company has amounts due from e-Net (Note 1) totaling $13,000 at February 15, 2000 for costs incurred by the Company in connection with the acquisition of the Company by e-Net.

(b) Exhibits.

     27   Financial Data Schedule

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATE April 28, 2000                  E-NET FINANCIAL.COM CORPORATION

                                     /s/ James E. Shipley
                                     ---------------------------
                                     James E. Shipley,  Chief Executive Officer